UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – November 10, 2025

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2025, Plains All American Pipeline, L.P. (“PAA”) and PAA Finance Corp. (together with PAA, the “Issuers”) completed the public offering (the “Offering”) of $750 million aggregate principal amount of the Issuers’ debt securities, consisting of $300 million aggregate principal amount of 4.700% Senior Notes due 2031 (the “2031 Notes”) and $450 million aggregate principal amount of 5.600% Senior Notes due 2036 (the “2036 Notes,” and, together with the 2031 Notes, the “Notes”). The 2031 Notes and the 2036 Notes were offered as additional issuances of the Issuers’ 4.700% Senior Notes due 2031 and 5.600% Senior Notes due 2036, of which $700 million and $550 million aggregate principal amount, respectively, were issued on September 8, 2025. The 2031 Notes and 2036 Notes form a single series with the initial notes of their respective series, have identical terms as the initial notes of their respective series, and have the same CUSIP number as and trade interchangeably with the initial notes of their respective series. Immediately following the issuance of the 2031 Notes issued in the Offering, there are $1 billion aggregate principal amount of the 2031 Notes outstanding. Immediately following the issuance of the 2036 Notes issued in the Offering, there are $1 billion aggregate principal amount of the 2036 Notes outstanding.

The terms of the Notes are governed by the indenture (the “Base Indenture,” and as amended and supplemented by the Supplemental Indentures (defined below), the “Indenture”) dated as of September 25, 2002 by and among the Issuers and U.S. Bank Trust Company, National Association (as successor trustee), as trustee (the “Trustee”), as supplemented by the Thirty-Fifth Supplemental Indenture dated as of September 8, 2025 by and among the Issuers and the Trustee (the “35th Supplemental Indenture”) relating to the issuance of the 2031 Notes and the Thirty-Sixth Supplemental Indenture dated as of September 8, 2025 by and among the Issuers and the Trustee (the “36th Supplemental Indenture,” and, together with the 35th Supplemental Indenture, the “Supplemental Indentures”) relating to the issuance of the 2036 Notes.

The 2031 Notes will mature on January 15, 2031, and the 2036 Notes will mature on January 15, 2036. Interest is payable on the Notes on each January 15 and July 15, commencing on January 15, 2026. The Issuers may redeem some or all of the Notes at any time and from time to time prior to maturity at the redemption prices specified in the Indenture.

The Notes are PAA’s senior unsecured obligations, will rank equally in right of payment with all of PAA’s existing and future senior debt, and will rank senior in right of payment to all of PAA’s future subordinated debt. The Notes will be effectively subordinated to all of PAA’s existing and future secured debt to the extent of the value of the collateral securing such indebtedness.

In certain circumstances, the Indenture restricts PAA’s ability and the ability of certain of its subsidiaries to: (i) enter into sale and leaseback transactions; (ii) incur liens; (iii) merge or consolidate with another company; and (iv) transfer and sell assets. These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default with respect to the Notes of either series, including:

•	default in any payment of interest on any Note of that series when due, continued for 60 days;

•	default in the payment of principal of or premium, if any, on any Note of that series when due;

•	failure by PAA to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods;

•	payment defaults and accelerations with respect to other indebtedness of PAA and its Subsidiaries (as defined in the Indenture) in the aggregate principal amount of $150.0 million or more;

•	certain events of bankruptcy, insolvency or reorganization of PAA or, if and so long as the Notes of that series are guaranteed by a subsidiary guarantor, by such subsidiary guarantor; or

•	if and so long as the Notes of that series are guaranteed by a subsidiary guarantor:

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•	the guarantee by such subsidiary guarantor ceases to be in full force and effect, except as otherwise provided in the Indenture;

•	the guarantee by such subsidiary guarantor is declared null and void in a judicial proceeding; or

•	such subsidiary guarantor denies or disaffirms its obligations under the Indenture or its guarantee.

If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on the Notes to be due and payable, or, in the case of certain events of default relating to bankruptcy, insolvency or reorganization, those amounts will automatically become immediately due and payable.

Other material terms of the Notes, the Base Indenture and the Supplemental Indentures are described in the prospectus supplement, dated November 10, 2025 (the “prospectus supplement”), to the prospectus, dated September 6, 2024, which is included in the Registration Statement (as defined below). The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to such Indenture (including the forms of Notes attached thereto). Copies of the 35th Supplemental Indenture and the 36th Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On November 10, 2025, the Issuers entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., CIBC World Markets Corp., RBC Capital Markets, LLC, and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the Offering.

The Notes were offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-281967) filed with the U.S. Securities and Exchange Commission on September 6, 2024 (the “Registration Statement”), and are described in the prospectus supplement.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated November 10, 2025 by and among Plains All American Pipeline, L.P., PAA Finance Corp. and Citigroup Global Markets Inc., CIBC World Markets Corp., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1	Thirty-Fifth Supplemental Indenture, dated September 8, 2025, by and among Plains All American Pipeline, L.P., PAA Finance Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 of PAA’s Current Report on Form 8-K filed on September 8, 2025).

4.2	Form of 4.700% Senior Notes due 2031 (included as Exhibit A in Exhibit 4.1) (incorporated by reference to Exhibit 4.2 of PAA’s Current Report on Form 8-K filed on September 8, 2025).

4.3	Thirty-Sixth Supplemental Indenture, dated September 8, 2025, by and among Plains All American Pipeline, L.P., PAA Finance Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 of PAA’s Current Report on Form 8-K filed on September 8, 2025).

4.4	Form of 5.600% Senior Notes due 2036 (included as Exhibit A in Exhibit 4.3) (incorporated by reference to Exhibit 4.4 of PAA’s Current Report on Form 8-K filed on September 8, 2025).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner
	By:	Plains AAP, L.P., its sole member
	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel & Secretary

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